SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  April 20, 1999

                             Washington Mutual, Inc.
             (Exact Name of Registrant as specified in its charter)

        Washington                  1-14667                 91-1653725
(State or Other Jurisdiction (Commission File Number)  IRS Identification No.
   of Incorporation)

1201 Third Avenue, Seattle, Washington                         98101
(Address of Principal Executive Office)                    (Postal Code)

                                  206-461-2000
                Registrant's telephone number including area code

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      99.1     Press Release dated April 20, 1999

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WASHINGTON MUTUAL, INC.


Date:  April 23, 1999                 By: /s/ Fay L. Chapman
                                          ------------------------------------
                                          Fay L. Chapman
                                          Executive Vice President and
                                          General Counsel